                                                                    EXHIBIT 10.9


                                AMENDMENT NO. 2
                                      TO
                   AMENDED AND RESTATED REGISTRATION RIGHTS,
                  RESTRICTED STOCK AND STOCK OPTION AGREEMENT



     THIS AMENDMENT NO. 2 is dated as of August 19, 1991, among Adra Systems, Inc., a Delaware corporation ("Company"), Digital Equipment Corporation, a Massachusetts corporation ("DEC") and those other parties listed as Stockholders on the signature pages hereto (the "Stockholders").

     WHEREAS, the Company and the Stockholders are parties to a certain Amended and Restated Registration Rights, Restricted Stock and Stock Option Agreement, dated as of October 11, 1988, as amended by Amendment No. 1, dated as of June 26, 1991 (the "Agreement"); and

     WHEREAS, pursuant to a stock purchase agreement (the "Stock Purchase Agreement") dated the date hereof, DEC is purchasing 400,000 shares (the "Purchased Shares") of the Company's Class F Convertible Preferred Stock, $1.00 par value (the "Class F Preferred Stock"); and

     WHEREAS, as a condition to entering into the Stock Purchase Agreement, DEC has requested and the Company desires to grant registration rights with respect to the Purchased Shares to the same extent as such rights were granted and are in effect with respect to the holders of the Company's Class D Convertible Preferred Stock; and

     WHEREAS, the Company and the Stockholders desire to amend the Agreement as hereinafter set forth and DEC desires to become a party to the Agreement as amended hereby;

     NOW, THEREFORE, the parties agree as follows:

     1. All capitalized terms used in this Amendment No. 2 not otherwise defined herein shall have the meaning given to them in the Agreement. For purposes of any notice to be sent to DEC under the Agreement, notice shall be deemed given when delivered in accordance with Section 8.01 of the Stock Purchase Agreement.

     2. Section 1.27 of the Agreement is hereby amended and restated in its entirety to read as follows:

         "1.27 `Stock' means the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock and the Class F Preferred Stock, any Common Stock issued on conversion of any of the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock or the Class F Preferred Stock, any Common Stock issued upon exercise of any of the 1984 Options, the 1985 Options, the 1987 Options, the 1988 Options or the 1988 E Options, any Common Stock issued upon exercise of any Warrant issued pursuant to a certain Note and Warrant Purchase Agreement among the Company and certain investors dated as of October 16, 1987, any shares of Merger Common Stock, and any equity security of the Company issued as a dividend or distribution thereon or in exchange therefor or upon conversion thereof (whether such stock is held by a Stockholder or its assignees, other than persons acquiring shares of stock in an underwritten pubic offering), but not to other stock of the same class or of any other class which is now or hereafter may be outstanding."

     3. Section 1.28 of the Agreement is hereby amended by adding to the end thereof the following:

         "and shall include Stockholders who become a party to this Agreement by amendment hereto. DEC shall be a Stockholder for all purposes of this Agreement."

     4. Article I of the Agreement is hereby amended by adding the following sections:

         "Section 1.32 `DEC' means Digital Equipment Corporation, a Massachusetts corporation.

         "Section 1.33 `Class F Preferred Stock' means the Class F Convertible Preferred Stock, $1.00 par value, of the Company issued pursuant to the Class F Purchase Agreement.

         "Section 1.34 `Class F Purchase Agreement' means the Class F Preferred Stock Purchase Agreement, dated the date of Amendment No. 2 to this Agreement, between the Company and DEC."

     5. By executing this Amendment No. 2, DEC hereby becomes a party to the Agreement and shall be bound by all of the obligations and shall be entitled to all of the rights set forth therein, as amended by this Amendment No. 2. For purposes of Section 3.2 of the Agreement, DEC corporate counsel shall be acceptable to the Company.

     6. Except as amended by the provisions of this Amendment No. 2, the Agreement shall remain in full force and effect.

     7. This Amendment No. 2 shall become effective upon execution by the Company, DEC and by Stockholders holding a majority of the aggregate outstanding shares of Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and the Merger Common Stock.

     8. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

                              ADRA SYSTEMS, INC.

[CORPORATE SEAL]


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:


                              STOCKHOLDERS
                              ------------

                              DIGITAL EQUIPMENT CORPORATION


                              By: /s/ Dave Copeland
                                 ----------------------------
                              Title:


                              /s/ William T. Mason
                              -------------------------------
                              William T. Mason



                              /s/ Frank Mason
                              -------------------------------
                              Frank Mason


                              MORGAN, HOLLAND FUND, L.P.

                              By its general partner,
                              Morgan, Holland Partners


                              By: /s/ James F. Morgan
                                 ----------------------------
                               Managing General Partner


                              NEW COURT PARTNERS

                              By its managing partner,
                              OneRock Associates


                              By: /s/ Gary E. Stiller
                                 ----------------------------
                                 Managing Partner

                              ARROW CAPITAL, N.V.
                              By:  Rothschild Inc.
                              Under P/O/A dated 4/17/91

                              By: /s/ James J. O'Neill
                                 ----------------------------
                                 Under P/O/A dated 5/31/91


                              ARROW PARTNERS C.V.
                              By:  Rothschild Inc.
                              Under P/O/A dated 5/01/91

                              By: /s/ James J. O'Neill
                                 ----------------------------
                                 Under P/O/A dated 5/31/91


                              ROTHSCHILD INC., as Agent
                              for Horizon Capital

                              By: /s/ James J. O'Neill
                                 ----------------------------
                                 Senior Vice President


                              THE GOLDER THOMA FUND

                              By: /s/ Authorized Signatory
                                 ----------------------------

                              AMERICAN RESEARCH &
                               DEVELOPMENT I, L.P.

                              By its general partner,
                              ARD Partners I, L.P.

                              By: /s/ Authorized Signatory
                                 ----------------------------
                                 General Partner

                              VENTURE FOUNDERS 1983,
                              LIMITED PARTNERSHIP

                              By its general partner,
                              Venture Management Limited
                              Partnership

                              By: /s/ Edward Getchell
                                 ----------------------------
                                 General Partner


                              VENTURE FOUNDERS CAPITAL
                               LIMITED PARTNERSHIP

                              By its general partner,
                              Venture Founders Partners
                              Limited Partnership


                              By: /s/ Edward Getchell
                                 ----------------------------


                              OXFORD VENTURE FUND II,
                               LIMITED PARTNERSHIP

                              By its general partner,
                              Oxford Partners II,
                              Limited Partnership


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title: General Partner


                              OXFORD VENTURE FUND III,
                               LIMITED PARTNERSHIP

                              By its general partner,
                              Oxford Partners III,
                              Limited Partnership

                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title: General Partner


                              EVERGREEN I LIMITED PARTNERSHIP

                              By its general partner,
                              Back Bay Partners, L.P.

                              by one of its general partners,
                              John Hancock Venture Capital
                              Management Inc.


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title: Vice President & Treasurer

                              DSV PARTNERS III, L.P.


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:  General Partner


                              DSV PARTNERS IV, L.P.

                              By DSV Management, Ltd.
                              its General Partner


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:  General Partner


                              BERKSHIRE PARTNERS, L.P.


                              By: /s/ Authorized Signatory
                                  ---------------------------
                              Title:


                              BERKSHIRE PARTNERS II, L.P.


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:


                              A T COMMERCIAL CORPORATION


                              By: /s/ DC Molten
                                 ------------------
                              Title: VP & Manager


                              ACCEL CAPITAL L.P.

                              By Accel Associates L.P.
                              Its General Partner


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:  General Partner

                              ACCEL CAPITAL (INTERNATIONAL) L.P.

                              By Accel Associates (International) L.P.
                              Its General Partner


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title: General Partner


                              ASEA-Harvest Partners I


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title: General Partner


                              BNP VENTURE CAPITAL CORPORATION


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:


                              BOHLEN CAPITAL CORP.


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title: President


                              ELLMORE C. PATTERSON PARTNERS


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:


                              ELRON TECHNOLOGIES, INC.


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:

                              EUROPEAN DEVELOPMENT
                               CAPITAL CORP. N.V.


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:


                              FAIRFIELD VENTURE CAPITAL
                                FUND, L.P.

                              By:  Fairfield Venture Partners
                                  L.P.
                                 Its General Partner


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:


                              JOHN HANCOCK VENTURE CAPITAL
                                FUND, L.P.


                              By:  John Hancock Venture Capital
                                  Management, Inc.

                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title: Vice President & Treasurer


                              MONTGOMERY BRIDGE FUND II, L.P.

                              By:  Montgomery Securities
                                 Its General Partner


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:

                              MONTGOMERY BRIDGE INVESTMENTS
                               LIMITED

                              By:  Montgomery Securities
                                 Its General Manager


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:


                              MONTGOMERY PRIVATE INVESTMENTS
                                PARTNERSHIP

                              By:  Montgomery Securities
                                 Its General Manager


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:


                              NORDIC INVESTORS, LTD.

                              By:


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title: Attorney-in-Fact


                              NORO CAPITAL LTD.

                              By:


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title: General Partner

                              NORO VENTURE PARTNERS IV

                              By:


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title: General Partner

                              IAI VENTURE PARTNERS

                              By:  Investment Advisers, Inc.
                                 Its General Partner


                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:


                              IAI STOCK FUND, INC.



                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:


                              /s/ Stephen P. Weisbrod
                              -------------------------------
                              Stephen P. Weisbrod


                              /s/ Mitchell Dann
                              -------------------------------
                              Mitchell Dann


                              /s/ Arthur C. Patterson
                              -------------------------------
                              Arthur C. Patterson


                              /s/ Douglas R. Platt
                              -------------------------------
                              Douglas R. Platt


                              /s/ Yuval Almog
                              -------------------------------
                              Yuval Almog


                              /s/ Noel R. Rahn
                              -------------------------------
                              Noel R. Rahn


                              /s/ Kenneth Thorson
                              -------------------------------
                              Kenneth Thorson

                              /s/ Thayer Francis, Jr.
                              -------------------------------
                              Thayer Francis, Jr.


                              PROCORDIA HARVEST PARTNERS I

                              By:

                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title:


                              767 VCI VENTURES NV

                              By:

                              By: /s/ Authorized Signatory
                                 ----------------------------
                              Title: Attorney In Fact


                              SWARTZ FAMILY PARTNERSHIP

                              By:

                              By: /s/ Jameds R. Swartz
                                 ----------------------------
                              Title: General Partner

                              /s/ James R. Swartz
                              -------------------------------
                              James R. Swartz


                              VENAD II

                              By:  Adler & Company


                              By: /s/ Mark Beaudoin, /s/ James Ratigan
                                 -------------------------------------
                              Title:


                              VENAD III

                              By:

                              By: /s/ Mark Beaudoin, /s/ James Ratigan
                                 -------------------------------------
                              Title:

                              VENAD IV

                              By:

                              By: /s/ Mark Beaudoin, /s/ James Ratigan
                                 -------------------------------------
                              Title:


                              VENAD IV-A

                              By:

                              By: /s/ Mark Beaudoin, /s/ James Ratigan
                                 -------------------------------------
                              Title:


                              /s/ Frederick R. Adler
                              ----------------------------------------
                              Frederick R. Adler

                              /s/ Carlos Zorea
                              ----------------------------------------
                              Carlos Zorea


                              ADAGE GMBH


                              By: /s/ Authorized Signatory
                                  ------------------------------------
                              Title: